E-Z SERVE CORPORATION
          2550 North Loop West, Suite 600
                Houston, Texas 77092

                  April 27, 1998
                                        By EDGAR
                                        --------

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549
Attention: 1934 Act Filing Desk

Re:  E-Z Serve Corporation (the "Registrant")

Ladies and Gentlemen:

The Registrant hereby files pursuant to Rule 14a-6(a) of the Securities Exchange Act of 1934, as amended, a definitive copy of the Registrant's proxy statement and proxy card in connection with the Registrant's Annual
Meeting of Stockholders to be held on June 19, 1998.

By copy of this letter, three copies of the proxy statement and proxy card have been forwarded to the American Stock Exchange, Inc., the stock exchange on which shares of the Registrant's common stock are traded.

Please feel free to call the undersigned at (713) 684-4308 if you have any questions.

                           Very truly yours,

                           E-Z Serve Corporation

                           /s/ HAROLD E. LAMBERT
                           ---------------------
                           Harold E. Lambert
                           Assistant Secretary



cc:   Ms. Lisa Hackman
      American Stock Exchange
















    PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
        THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant (X)
Filed by a Party other than the Registrant (  )

Check the appropriate box:

(  )  Preliminary Proxy Statement
(X )  Definitive Proxy Statement
( ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

             E-Z Serve Corporation
-----------------------------------------------------
   (Name of Registrant as Specified in its Charter)

             E-Z Serve Corporation
-----------------------------------------------------
    (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

(X )  No Fee required.
(  )  Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

-----------------------------------------------------

     2)  Aggregate number of securities to which
transaction applies:

-----------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.*

-----------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

-----------------------------------------------------

     * Set forth the amount on which the filing fee is calculated and state how it was determined.

(  )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 011(a) and identify the filing for which the offsetting fee was paid previously.
Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         --------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

         --------------------------------------------

     3)  Filing Party:

         --------------------------------------------

     4)  Date Filed:

         --------------------------------------------


















































               E-Z SERVE CORPORATION
              (A Delaware Corporation)
            2550 North Loop West, Suite 600
                Houston, Texas 77092

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on June 19, 1998


To the Stockholders of
E-Z Serve Corporation:

     NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of E-Z Serve
Corporation, a Delaware corporation (the Company"), will be held at the offices of the Company at 2550 North Loop
West, Suite 600, Houston, Texas 77092, at 10:00 a.m., local time, on June 19, 1998, to consider and act upon the following matters which are described in more detail in the accompanying Proxy Statement:

     1. To elect five directors to hold office until the next annual election of directors by stockholders and until their respective successors shall have been duly elected and shall have qualified;

     2.   A proposal to ratify the appointment of KPMG
Peat Marwick LLP as independent auditors for the Company;
and

     3. To transact any and all other business that may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     The Company has fixed the close of business on April
20, 1998, as the record date for determining stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of the stockholders entitled to vote at the meeting or any adjournment thereof will be maintained at the Company's principal executive offices, will be open to examination by any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days prior to the meeting, and will be produced at the time and place of the meeting during the whole time thereof.

     Any stockholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof (i) by attendance at the Annual
Meeting and voting in person, (ii) by delivering a duly executed proxy bearing a later date, or (iii) by giving written notice of revocation to the Company addressed to Mr. Harold E. Lambert, Assistant Secretary, E-Z Serve
Corporation, 2550 North Loop West, Suite 600, Houston,
Texas 77092; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the meeting. If a stockholder does not specify a choice on his proxy, the proxy will be voted in favor of the above proposals.
Further information regarding the Annual Meeting is set forth in the attached Proxy Statement. The Company's
Annual Report for the fiscal year ended December 28, 1997, accompanies this Notice.

    YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL
MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE
ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, VOTE AND
RETURN THE ACCOMPANYING PROXY WITHOUT DELAY IN THE
ENCLOSED POSTPAID ENVELOPE.  THE PROXY IS REVOCABLE AND
WILL NOT BE USED IF YOU ARE PRESENT AND PREFER TO VOTE IN
PERSON.

                       By Order of the Board of Directors

                       /s/ HAROLD E. LAMBERT
                       -----------------------------
                       Harold E. Lambert
                       Assistant Secretary


Houston, Texas:  April 27, 1998

              E-Z SERVE CORPORATION
             (A Delaware Corporation)
          2550 North Loop West, Suite 600
                 Houston, Texas 77092

                   PROXY STATEMENT

          ANNUAL MEETING OF STOCKHOLDERS
           To be Held on June 19, 1998

   SOLICITATION AND REVOCABILITY OF PROXIES

     The accompanying Proxy is solicited on behalf of E-Z
Serve Corporation, a Delaware corporation (the "Company"), to be voted at the 1998 Annual Meeting of Stockholders of the Company ("Annual Meeting") to be held on June 19, 1998, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting and at any adjournment or adjournments thereof.

     The principal executive offices of the Company are located at 2550 North Loop West, Suite 600, Houston, Texas
77092. This Proxy Statement and accompanying form of Proxy are being mailed on or about April 27, 1998. The
Company's Annual Report to Stockholders covering the
Company's fiscal year ended December 28, 1997, is enclosed herewith, but does not form any part of the materials for solicitation of proxies.

     Any stockholder of the Company giving a Proxy has the unconditional right to revoke his Proxy at any time prior to the voting thereof (i) by attendance at the Annual
Meeting and voting in person, (ii) by delivering a duly executed proxy bearing a later date, or (iii) by giving written notice of revocation to the Company addressed to Mr. H. E. Lambert, Assistant Secretary, E-Z Serve
Corporation, 2550 North Loop West, Suite 600, Houston,
Texas 77092; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be required to forward solicitation material to the beneficial owners of the shares of the Company's common stock, $.01 par value per share ("Common
Stock"). The cost of preparing, printing, assembling and mailing the Annual Report, the Notice of Annual Meeting, this Proxy Statement, and the enclosed Proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares and other costs of solicitation, are to be borne by the Company.

              PURPOSES OF THE MEETING

     At the Annual Meeting, the stockholders will consider and act upon the following matters:

     1. The election of five directors to hold office until the next annual election of directors by stockholders and until their respective successors shall have been duly elected and shall have qualified;

     2.     A proposal to ratify the appointment of KPMG
Peat Marwick LLP as independent auditors for the Company;
and

     3. Such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

     The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting was the close of business on April 20, 1998 (the "Record
Date"). On the Record Date, there were 69,351,530 shares of Common Stock of the Company issued and outstanding.
Each share of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. Neither the Company's Amended and Restated Certificate of
Incorporation nor its Bylaws provide for cumulative voting rights.

     The presence, in person or by proxy, of the holders of a majority of the aggregate of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. The nominees for the Board of Directors receiving a plurality of the votes cast will be elected as directors. Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the outstanding shares of the Company's voting stock present in person or by proxy and entitled to vote at the Annual
Meeting is required for the approval of all matters to come before the Annual Meeting other than the election of directors.

     Properly signed and returned proxies will be voted in accordance with the stockholder's specifications thereon.
In the absence of such specification on any matter, the Proxy will be voted "FOR" such matter. Abstentions will have no effect in the election of directors and will have the same effect as votes against any other matter. Broker non-votes, however, will be deemed shares not entitled to vote on such matters, and therefore, will not count as votes for or against the proposals, and will not be included in calculating the number of votes necessary for approval of such matters. Votes at the Annual Meeting will be tabulated by an Inspector of Elections appointed by the Company.

     Under the laws of the State of Delaware, dissenters' rights are not available to stockholders of the Company with respect to the matters to be voted upon at the Annual
Meeting.

Management and Principal Stockholders

     The following table sets forth, as of the Record
Date, certain information known by the Company with respect to the ownership of shares of Common Stock as to
(i) all persons who are the beneficial owners of 5% or more of the outstanding shares of Common Stock, (ii) each director, (iii) each nominee for director, (iv) each named executive officer (as defined in Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange
Act of 1934), as amended, and (v) all officers and directors of the Company as a group. Unless otherwise indicated, each of the following persons may be deemed to have sole voting and dispositive power with respect to such shares. Information set forth in the table with respect to beneficial ownership of the Company's equity securities has been obtained from filings made by the named beneficial owners with the Securities and Exchange
Commission or, in the case of officers and directors of the Company, has been provided to the Company by such individuals.

                  Common Stock

Name and Address       Amount and Nature
of Beneficial          of Beneficial     Percent
Owner                  Ownership        Of Class
-----------------      ---------------  --------
Tenacqco Bridge
Partnership
277 Park Avenue
New York, NY 10172       29,715,364 (1)    42.8%

Phemus Corporation
c/o Harvard Management
Company, Inc.
600 Atlantic Avenue
Boston, MA 02210-2203    17,164,006 (2)    24.7%

NAR Group Limited
Post Office Box 438
Tropic Isle Building
Wickhams Cay
Road Town, Tortola
British Virgin Islands   14,961,480 (3)    21.6%

                         Amount and
                         Nature of
Directors and            Beneficial       Percent
Executive Officers       Ownership        of Class
------------------       -----------      --------

Donald D. Beane             81,250 (4)       *
Neil H. McLaurin         3,451,000 (5)      5.0%
John M. Sallay          17,164,006 (6)     24.7%
John R. Schoemer        14,966,480 (7)     21.6%
Larry J. Taylor            934,700          1.3%
Paul Thompson III       29,715,364 (8)     42.8%
Kathleen
  Callahan-Guion         1,550,000 (9)      2.2%
Harold E. Lambert          200,000 (10)      *

All executive
officers and
directors as a
group (8 persons
including those
listed above)           36,387,314         52.5%
----------------------
* Less than 1%

(1) This figure includes the shares of Common Stock owned by Tenacqco's affiliate DLJ Capital Corp.

(2)     This figure (i) includes 729,600 shares of Common
Stock issuable upon exercise of the Company?s Common Stock
Purchase Warrants, and (ii) excludes the shares of Common
Stock owned by Phemus affiliates, the President and Fellows of Harvard College and the Harvard-Yenching
Institute for which Phemus disclaims beneficial ownership.

(3)     This figure includes 230,400 shares of Common
Stock issuable upon exercise of the Company?s Common Stock
Purchase Warrants.

(4) This figure includes 80,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan.

(5)     This figure includes (i) 750,000 shares of Common
Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan, and (ii)
2,700,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1994
Stock Option Plan.

(6)     Mr. Sallay is a partner in the Harvard Private
Capital Group, Inc., an affiliate of Phemus. This figure includes shares held by Phemus. Mr. Sallay disclaims beneficial ownership of such shares.

(7)     Mr. Schoemer is the Chief Financial Officer of
Quadrant Management, Inc., a subsidiary of NAR. This figure includes shares held by NAR. Mr. Schoemer disclaims beneficial ownership of such shares.

(8)     Mr. Thompson is a Managing Director of Donaldson,
Lufkin & Jenrette Securities Corporation, a Tenacqco affiliate. This figure includes shares held by Tenacqco and its affiliates. Mr. Thompson disclaims beneficial ownership of such shares.

(9)     This figure (i) includes (a) 50,000 shares of
Common Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan, and (b)
1,500,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1994
Stock Option Plan and (ii) excludes 450,000 shares of
Common Stock issuable upon exercise of options pursuant to the Company?s 1991 Stock Option Plan that are not currently vested.

(10)     This figure (i) includes 50,000 shares of Common
Stock issuable upon the exercise of options issued pursuant to the Company's 1991 Stock Option Plan, and (ii)
150,000 shares of Common Stock issuable upon the exercise of options issued pursuant to the Company's 1994 Stock
Option Plan.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Exchange Act and the rules issued thereunder require the Company's executive officers and directors, and persons who own more than 10% of the registered class of equity securities of the Company, to file with the Securities and Exchange Commission and the American Stock Exchange reports of ownership and changes in ownership of such securities. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during 1997, its executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following describes certain of the Company's transactions since the beginning of the Company's fiscal year 1997 and certain ongoing transactions during fiscal year 1997.

     Transactions with Larry J. Taylor.  On March 25,
1992, the Company acquired the capital stock of two companies from Larry J. Taylor and two trusts whose beneficiaries are children of Mr. Taylor. In connection with the acquisition, the Company leased certain retail convenience store properties from landlords owned or controlled by Mr. Taylor. The leases have a primary term of ten years beginning March 1, 1992, and are renewable at the Company's option for three consecutive additional five-year terms. During 1997, the Company sold most of the stores that had lease commitments with Mr. Taylor. As of March 31, 1998, the remaining monthly rentals payable under the leases were approximately $6,000 in the aggregate.

     Transactions with Phemus.  On January 27, 1997, the
Company entered into a Securities Purchase Agreement
("Purchase Agreement") with Phemus.  Pursuant to the
Purchase Agreement, the Company issued and sold to Phemus
(i) 140,000 shares of its Series H Preferred Stock, $0.01 par value ("Series H Preferred Stock"), (ii) warrants
("Warrants") for the purchase of an aggregate of 960,000 shares of Common Stock at a per share exercise price of $0.01 and exercisable at any time prior to January 27, 2009, and (iii) additional warrants issuable on each anniversary date of the Purchase Agreement for each share of Series H Preferred Stock then outstanding. On January
31, 1997, Phemus sold 33,600 shares of the Series H
Preferred Stock and Warrants to purchase 230,400 shares of Common Stock for an aggregate of $2,144,724 to Intercontinental Mining & Resources Incorporated, an affiliate of NAR.

     Net proceeds of $8,359,000 from the sale of the Series H Preferred Stock and the Warrants were used by the Company to redeem all of the outstanding 75,656 shares plus all accrued but unpaid dividends of the Company's
$6.00 Convertible Preferred Stock, Series C and net proceeds of $5,081,000 were used for general corporate purposes, including paying down a portion of amounts outstanding under the Amended and Restated Credit and Guaranty Agreement dated as of October 7, 1995, as amended, among the Company, its subsidiary, E-Z Serve
Convenience Stores, Inc., and the Company's senior bank lenders.

     On December 24, 1997, the Company refinanced its long term debt, and a portion of the proceeds were used to redeem all of the outstanding shares of Series H Preferred

Stock.

     Transactions with Affiliates of Tenacqco.  On
February 8, 1996, the Company engaged Donaldson, Lufkin &
Jenrette Securities Corporation, an affiliate of Tenacqco
("DLJ"), to act as the Company's exclusive financial advisor in connection with the Company's efforts to evaluate, preliminarily, various alternatives to maximize stockholder value. During the engagement, the Company paid DLJ for out-of-pocket expenses, the amount of which did not exceed five percent of DLJ's consolidated gross revenues for DLJ's last full fiscal year. The engagement was terminated in the first quarter of 1997.

    As a matter of policy, all transactions described herein with related parties were, and all future transactions (including loans) between the Company and its directors, officers and principal stockholders and their affiliates known to the Company will be, on terms that are no less favorable to the Company than those obtainable from unaffiliated third parties.

              EXECUTIVE COMPENSATION

     The table below summarizes the total value of compensation received by the five most highly compensated executive officers who received salary and bonus which exceeded $100,000 in fiscal 1997. The table includes the yars ended December 31, 1995, December 29, 1996 and
December 28, 1997.

             Summary Compensation Table

                             Annual                     Long-Term
                             Compensation               Compensation
                       ------------------------------  -------------
                                                 Other                    All
                                                 Annual    Securities     Other
Name and                        Salary   Bonus   Comp.     Underlying     Comp.
Principal Position      Year      ($)     ($)    ($)(a)  Options (#)(b)   ($)(c)
------------------      ----   -------  ------   -----  --------------   ------

Neil H. McLaurin        1995   250,000  250,000   5,100       --            612
  Chairman of the       1996   300,000     --     5,100       --            726
  Board, CEO            1997   300,000     --     5,100       --          1,900

Kathleen Callahan-      1995     --        --      --         --            --
  Guion, President      1996     --        --      --         --            --
  and COO               1997   178,125   50,000   4,038       --        111,253

John T. Miller (d)      1995   144,000   80,000   5,100       --            612
 Senior V. P.,          1996   170,000     --     5,100       --            726
 CFO and Secretary      1997   170,000   50,000   5,100       --          2,500

Harold E. Lambert       1995    95,000   25,000   5,400       --            587
  Vice President and    1996   105,000     --     5,400       --            660
  Asst. Secretary       1997   105,000    5,000   5,400       --          2,757

Elizabeth Marshall      1995     --        --      --         --            --
 Controller             1996    47,000     --     2,550       --            --
                        1997   100,000    3,000   5,100       --            125

(a)     Consists of car allowance.

(b)     Options granted pursuant to the Company's 1991
Stock Option Plan as amended ("1991 Plan") and the Amended and Restated 1994 Stock Option Plan ("1994 Plan") are as follows:

     (i) The right to exercise the underlying options of the 1991 Plan vests at the rate of 20% per year from the date of grant. As of December 28, 1997, Mr. McLaurin, Ms.
Callahan-Guion, Mr. Miller, Mr. Lambert and Ms. Marshall had the right to exercise 750,000, 50,000, 375,000, 50,000 and 10,000 options, respectively. Upon Mr. Miller?s resignation of employment and in accordance with the terms of the 1991 Plan, he retained the right to exercise
375,000 options.

     (ii) All options underlying the 1994 Plan vested as of September 17, 1996. As of December 28, 1997, Mr.
McLaurin, Ms. Callahan-Guion, Mr. Miller and Mr. Lambert had the right to exercise 2,700,000, 1,500,000, 1,200,000 and 150,000 options, respectively. Upon Mr. Miller?s resignation of employment and in accordance with the terms of the 1994 Plan, he forfeited the right to all options.

(c) Consists of Company contributions to a defined contribution savings plan and tax assistance reimbursements. Ms. Callahan-Guion?s compensation amount also includes reimbursement of relocation expenses.

(d)   Mr. Miller resigned from the Company effective March
20, 1998.

     The table below summarizes the grant of Company options during fiscal 1997.

      Option Grants in Last Fiscal Year

                                                              Potential
                                                              Realizable Value
                                                              At Assumed
                                                              Annual Rates of
                                                              Stock Price
                                                              Appreciation for
                      Individual Grants                       Option Term
----------------------------------------------------------    ----------------

                         Percent of
           Securities    Total Options
           Underlying    Granted to     Exercise of  Expira-
           Options       Employees in   Base Price   tion
Name       Granted (#)   Fiscal Year    ($/Share)    Date     5% ($)    10% ($)
----       -----------   ------------   -----------  ------   -------   -------
Neil H.
 McLaurin      ---           ---            ---        ---      ---       ---
Kathleen
 Callahan-    500,000 (a)    71%          1.0625     6/26/07   15,188    318,856
 Guion      1,500,000 (b)    88%          0.70       6/26/07  589,315  1,500,319
John T.
 Miller        ---           ---            ---        ---      ---       ---

H. E.
 Lambert       ---           ---            ---        ---      ---       ---
Elizabeth
 Marshall      ---           ---            ---        ---      ---       ---
----------

(a)   Options granted pursuant to the Company?s 1991 Stock
Option Plan as amended.

(b) Options granted pursuant to the Company?s Amended and Restated 1994 Stock Option Plan.

The table below summarizes the exercise of Company options during fiscal 1997.

           Aggregated Option Exercises
               in Last Fiscal Year
        and Fiscal Year-End Option Values

                                                                 Value of
                                                                 Unexercised
                                           Number of             In-the-Money
                                           Unexercised           Options at
                                           Options at FY-End     FY-End ($)
              Shares                       Exercisable/          Exercisable/
              Acquired on    Value         Unexercisable(#)      Unexercisable
Name          Exercise (#)   Realized($)   (in thousands)(a)   (in thousands)(b)
----          ----------    -----------    -----------------   -----------------

Neil H.
  McLaurin          0           0             3,450/0                  108/0
Kathleen
  Callahan-
  Guion             0           0             1,550/450                 48/0
John T.
  Miller(c)         0           0             1,575/0                   60/0
Harold E.
  Lambert           0           0               200/0                    6/0
Elizabeth
  Marshall          0           0                10/40                    --
------

(a) Includes options granted under both the 1991 Plan and the 1994 Plan.

(b) At December 28, 1997, the last closing bid for the Company's Common Stock was $0.44 per share. These amounts were calculated by multiplying the number of applicable shares by such last closing bid price less the exercise price of the options.

(c)     Mr. Miller resigned from the Company effective
March 20, 1998.

Standard Arrangements with Directors

    Each member of the Board of Directors, who is not an employee of the Company, is compensated at the rate of $1,000 per meeting attended, excluding telephonic meetings, and each director who is also a member of a committee of the Board of Directors is compensated $1,000 per committee meeting attended, excluding telephonic meetings. In addition, each director receives an annual fee of $20,000, paid on a quarterly basis.

     All of Mr. Sallay's fees were paid to Harvard
Management Company, Inc. as he did not personally accept such fees.

Board Compensation Committee Report on Executive
Compensation

     The Board of Directors has a standing compensation committee ("Compensation Committee") which is composed of three non-management directors and is responsible for reviewing the policies regarding executive compensation, including the compensation of the Chief Executive Officer.
The Compensation Committee recommends specific compensation levels, including bonuses and stock options, for the Board of Directors as a whole to act upon.

Compensation Policies for Executive Officers

     The Company's executive officers have, since the Company's inception as a separately held public entity in March 1991, been charged by the board to formulate and implement strategic and tactical plans which will increase the profit of the Company. The current executive management team receives compensation under criteria which are largely composed of measures of improved performance and profitability. The executive management team has been granted a significant number of options on the Company's
Common Stock and the Compensation Committee intends these options to be a significant motivating factor in the performance of the group.

     Bonuses for 1995 were awarded based on earnings of the Company before interest, depreciation and taxes.
Based upon the success in bringing the Company to a point of profitability, the Compensation Committee awarded compensation in line with industry averages. Bonuses for 1997 were discretionary, based on individual performance.

Compensation Policies for Chief Executive Officer

     The Compensation Committee's procedures for determining the compensation arrangements with the Chief
Executive Officer are not materially different than those discussed above. As with other executive officers, Mr.
McLaurin's compensation for 1997 included his base salary.

             Compensation Committee
             ----------------------
             Paul Thompson III (Chairman)
             John M. Sallay
             John R. Schoemer

Compensation Committee Interlocks and Insider
Participation

     Each of the members of the Compensation Committee are officers or stockholders of the Company which beneficially own, in the aggregate, approximately 88% of the Company's outstanding common stock. Paul Thompson III is Managing
Director of Donaldson, Lufkin & Jenrette Securities Corp., an affiliate of Tenacqco; John M. Sallay is a partner in Harvard Private Capital Group, Inc. which is an affiliate of Phemus, and John R. Schoemer is the Chief Financial
Officer of Quadrant Management, Inc., a subsidiary of NAR.

Performance Graph

     The following graph [Graphic Omitted] compares the cumulative return on $100.00 invested in the Company's
Common Stock, the Standard & Poor's 500 Index and a peer group index (consisting of Casey's General Stores, Inc.,
Dairy Mart Convenience Stores, Inc., and Uni-Marts, Inc.), assuming reinvestment of all dividends, since December 31, 1992.


           1992    1993   1994   1995    1996    1997
           ----    ----   ----   ----    ----    ----

E-Z Serve  $100   $167    $ 75    $ 88    $ 79    $ 33

S & P 500
Index      $100   $111    $112    $154    $189    $215

Peer Group $100   $139    $146    $217    $170    $176

           ELECTION OF DIRECTORS (ITEM 1)

     The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than two nor more than nine members and that the number of directors, within such limits, shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. During 1997 the Company had six directors. Mr. Donald Beane has declined to stand for re-election in order to pursue other business opportunities.
At the Annual Meeting, the stockholders will vote on the election of five nominees for director as indicated below.

     Unless otherwise directed in the enclosed Proxy, it is the intention of the persons named in such Proxy to nominate and to vote the shares represented by such Proxy for the election of the following named nominees for the offices of directors of the Company to hold office until the next annual meeting of stockholders or until their respective successors shall have been duly elected and qualified. The following named persons are the nominees for election as directors of the Company and comprise the current Board of Directors of the Company:

                                                            Year       Present
                           Principal                        First      Office(s)
                           Occupation and                   Elected    Held In
Name              Age      Business Address                 Director   Company
----              ----    ----------------                 -------    ---------
Neil H. McLaurin   53     Principal Executive                1990      Director
                          E-Z Serve Corporation                        Chairman
                          2550 North Loop West                         Of the
                          Suite 600                                    Board,
                          Houston, Texas 77092                         Chief
                                                                       Executive
                                                                       Officer

John M. Sallay     42     Partner                            1992      Director
                          Harvard Private Capital Group
                          Harvard Management Company, Inc.
                          600 Atlantic Avenue
                          Boston, Massachusetts 02210

John R. Schoemer   58     Chief Financial Officer            1994      Director
                          Quadrant Management Inc.
                          127 East 73rd Street
                          New York, New York 10022

Larry J. Taylor    55     President                          1992      Director
                          Salt Fork Company, Inc.
                          2201 Civic Circle, Suite 900
                          Amarillo, Texas 79106

Paul Thompson III  48     Managing Director                  1992      Director
                          Donaldson, Lufkin & Jenrette
                          Securities Corporation
                          277 Park Avenue
                          New York, New York 10172

     The following director has declined to stand for re-election, as detailed above.

Donald D. Beane    52     Investment Adviser                 1990      Director
                          New Value Managers, L.P.
                          One Hollis Street, Suite 207
                          Wellesley, Massachusetts 02181

Nominees for Directors:

     A brief description of each person nominated to become a director of the Company and of Mr. Beane is provided below:

     Neil H. McLaurin has been Chairman of the Board of Directors and Chief Executive Officer of the Company since
October 1990. Mr. McLaurin also served as President of the Company from October 1990 to March 1997.

     John M. Sallay joined Harvard in 1990, and in 1991, became a Partner of Harvard Private Capital Group, Inc., which manages several investment affiliates that assist in the management of the Harvard University endowment fund.
Harvard, through its relationship to Phemus, beneficially owns approximately 24% of the outstanding Common Stock of the Company.

     John R. Schoemer has been employed by Quadrant
Management, Inc., a subsidiary of NAR ("Quadrant"), since
1991 and is currently Quadrant's Chief Financial Officer.
Prior to joining Quadrant, Mr. Schoemer was for seven years the Treasurer and Chief Financial Officer of either the National Football League or its subsidiary the World
League of American Football. NAR beneficially owns indirectly through subsidiaries approximately 21% of the outstanding Common Stock of the Company.

     Larry J. Taylor is President of two real estate investment companies, each of which leases locations and equipment to the Company: (i) Salt Fork Company, Inc., which is also a wholesale supplier of motor fuels, and
(ii) Anadarko Development Company. Mr. Taylor is the founder of Taylor Petroleum, Inc. which was formed in November 1972, and was sold on March 25, 1992, to the Company.

     Paul Thompson III is currently a Managing Director of
Donaldson, Lufkin & Jenrette Securities Corporation, an affiliate of Tenacqco, which beneficially owns approximately 43% of the outstanding Common Stock of the Company. Mr. Thompson joined Donaldson, Lufkin & Jenrette
Securities Corporation in April 1987, to establish and run the DLJ Bridge Fund which invests in leveraged buy-outs, recapitalizations and similar transactions.

Current Director:

     Donald D. Beane is currently an investment adviser to New Value Managers, L. P. which is an owner of, and adviser to, emerging asset management firms. Mr. Beane was a partner of Harvard Management Company, Inc.
("Harvard") from June 1981 to September 1990 and also served as Chief Operating Officer of Harvard until September 1990.

     If elected as a director of the Company, each nominee will hold office as a director until next year's annual meeting of stockholders, expected to be held in June 1999, or until their respective successors are elected and qualified.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of Proxy intend to vote the shares represented in such Proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. No nominee is related by blood, marriage, or adoption to another nominee nor to any executive officer of the Company or its subsidiaries or affiliates.

Committees

     Four (4) meetings of the Compensation Committee were held in 1997.

     The Board of Directors has a standing audit committee
("Audit Committee"), which is currently comprised of Mr.
Beane, Mr. Schoemer and Mr. Taylor.  As noted above, Mr.
Beane has declined to stand for re-election and therefore will no longer serve on the Audit Committee. Effective with the Annual Meeting, Mr. Schoemer will assume
Chairmanship of the Audit Committee. The Audit Committee is responsible for reviewing the scope, findings and recommendations in respect of audits conducted by the Company's independent auditors, as well as the adequacy of the Company's internal controls and the accounting principles employed by it in financial reporting. Two (2) meetings of the Audit Committee were held in 1997.

Meetings of the Board of Directors

     Eleven (11) meetings of the Board of Directors were held during 1997. No director attended less than 75% of all the meetings of the Board of Directors and those committees on which he served in 1997.

     The nominees for director will be elected by the favorable vote of a plurality of the votes cast by the outstanding Common Stock at the Annual Meeting.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY
RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES FOR
DIRECTORS.

    PROPOSAL TO RATIFY THE APPOINTMENT
     OF INDEPENDENT AUDITORS (ITEM 2)

     KPMG Peat Marwick LLP has served as the Company's principal independent public accountants since August 7, 1991, and has been appointed by the Board of Directors as the independent auditors for the current year.
Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

     This proposal will be approved by the favorable vote of a majority of outstanding Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote.

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY
RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE
APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S
INDEPENDENT AUDITORS.


            OTHER BUSINESS (ITEM 3)

     The Board of Directors knows of no other business that may properly be, or which is likely to be, brought before the meeting. If, however, any other matters are properly presented, it is the intention of the persons named in the accompanying form of Proxy to vote the shares covered thereby as in their discretion they may deem advisable.


         DATE FOR RECEIPT OF PROPOSALS

     Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, stockholders may present proper proposals for inclusion in the Company's Proxy
Statement for consideration at its Annual Meeting of Stockholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1999
Annual Meeting, stockholder proposals must be received by the Company by December 28, 1998, and must otherwise comply with the requirements of Rule 14a-8.

                   BY ORDER OF THE BOARD OF DIRECTORS


                   /s/ HAROLD E. LAMBERT
                   ----------------------------------
                   HAROLD E. LAMBERT
                   ASSISTANT SECRETARY

April 27, 1998
Houston, Texas

              E-Z SERVE CORPORATION
       ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                 FRIDAY, JUNE 19,1998
       THIS PROXY IS SOLICITED ON BEHALF OF THE
                   BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Neil H.
McLaurin and Harold E. Lambert, and each of them, attorneys and agents, with full power of substitution to vote as proxy all the shares of Common Stock standing in the name of the undersigned at the Annual Meeting of Stockholders of E-Z Serve Corporation (the "Company") to be held at 2550 North Loop West, Suite 600, Houston Texas
77092 at 10:00 a.m., Houston time, on Friday June 19,
1998, and at any adjournment(s) thereof in accordance with instructions noted below. Receipt of notice of the meeting and Proxy Statement dated April 27, 1998, is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL
BE VOTED IN ACCORDANCE WITH THE STOCKHOLDER'S
SPECIFICATIONS HEREON.  IN THE ABSENCE OF SUCH
SPECIFICATIONS, THE PROXY WILL BE VOTED "FOR" THE
PROPOSALS SET OUT BELOW.

1.     ELECTION OF DIRECTORS to serve until the 1999
Annual Meeting of Stockholders and until their successors are duly elected and qualified.
       FOR all nominees listed below (except as otherwise indicated) ( )
       (  ) WITHHOLD AUTHORITY for all nominees below
       * Instruction: To withhold authority to vote for any nominee, draw a line through the name of the nominee in the list below:
       NEIL H. MCLAURIN, JOHN M. SALLAY, JOHN R. SCHOEMER,
        LARRY J. TAYLOR AND PAUL THOMPSON III.

2.     PROPOSAL TO RATIFY AND APPROVE the Board of
Directors' appointment of KPMG Peat Marwick, LLP as
independent auditors of the Company.
       FOR (  )    AGAINST (  )     ABSTAIN (  )

IN THEIR DISCRETION, THE AFOREMENTIONED PROXIES ARE
AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE MEETING AND ANY
ADJOURNMENT THEREOF.

                     Dated:                        , 1998.
                           -----------------------


                             -----------------------------
                             (Signature of Stockholder)

                             -----------------------------
                             (Signature of Stockholder)

* Please sign as name appears. Joint owners each should sign. When signing as attorney, trustee, administrator, executor, etc., please indicate your full title as such.

PLEASE DATE, SIGN AND MAIL YOUR PROXY PROMPTLY.
PLEASE DO NOT FOLD THIS PROXY.